UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

TOWER FINANCIAL CORPORATION

 (Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-25287 (Commission File Number)	35-2051170 (IRS Employer Identification No.)

116 East Berry Street, Fort Wayne, Indiana 46802

(Address of Principal Executive Offices, including Zip Code)

(260) 427-7000
(Registrant's Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

Tower Financial Corporation today announced that five of the commercial lending officers employed by its Tower Bank subsidiary have resigned their positions.

Although these employees were responsible for managing relationships with the bank’s commercial lending customers, Tower fully intends to continue to manage and service these relationships in the same manner and with the same devotion to its customers’ needs as it has in the past.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that, by their nature, are predictive and are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about our company.

These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, speak only as of this date, and involve risks and uncertainties related to our banking business or to general business and economic conditions that may affect our business, which may cause actual results to turn out differently. More detailed information about such risks and uncertainties may be found in our most recent Annual Report on Form 10-K, or, if applicable, in subsequently filed Forms 10-Q quarterly reports, under the captions “Forward-Looking Statements” and “Risk Factors,” which we file from time to time with the Securities and Exchange Commission. These reports are available on the Commission’s website at www.sec.gov, as well as on our website at www.towerbank.net.

Information on Pending Merger

In connection with a pending merger between Tower Financial Corporation and Old National Bancorp (“Old National”), Old National has filed with the Securities and Exchange Commission a preliminary Registration Statement on Form S-4 which includes Tower’s preliminary Proxy Statement and a preliminary Prospectus of Old National, and each of Tower and Old National have filed and will file other documents with respect to the proposed merger. A definitive Proxy Statement/Prospectus will be mailed to shareholders of Tower. Shareholders are urged to read the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Tower and Old National, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents (when available), free of charge, by accessing Old National’s website at www.oldnational.com under the tab “Investor Relations” and then under the heading “Financial Information” or from Tower’s website at www.towerbank.net under the tab “Investor Relations” and then under the heading “SEC Filings.”

Tower and Old National and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Tower in connection with the proposed merger. Information about the directors and executive officers of Tower is set forth in the proxy statement for Tower’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 28, 2013. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 15, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER FINANCIAL CORPORATION

Date: December 13, 2013	By:	/s/ Richard R. Sawyer
Richard R. Sawyer,
Chief Financial Officer and Secretary
Tower Financial Corporation